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                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-106408) and the Registration Statements on Form S-8 (Nos.: 333-08181, 333-61011, 333-87041, and 333-58742) of Maxtor Corporation
of our report dated March 9, 2004 relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.

PricewaterhouseCoopers LLP

San Jose, California
March 11, 2004